PAX WORLD GLOBAL WOMEN’S EQUALITY FUND

Supplement Dated December 30, 2011

to the

Prospectus

Dated May 1, 2011

Effective January 1, 2012, the subsection of the Prospectus titled “Portfolio Manager” in the section captioned “Pax World Global Women’s Equality Fund” is revised to indicate that the Pax World Global Women’s Equality Fund is managed by Ivka Kalus-Bystricky, Lead Portfolio Manager and Anthony Trzcinka, Portfolio Manager. Additional information about Ms. Kalus-Bystricky and Mr. Trzcinka may be found in the Prospectus under “About the Funds — Management, Organization and Capital Structure —Portfolio Managers.”

The section titled “Average Annual Total Returns” table for the Global Women’s Equality Fund is deleted in its entirety and replaced with the following:

	Period ended December 31, 2010
Share class	1 year	5 year	10 year
Individual Investor Class
Return Before Taxes	10.54%	0.10%	1.33%
Return After Taxes on Distributions	10.39%	-0.46%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares	6.88%	-0.05%	1.09%
Institutional Class(1)(2)
Return Before Taxes	10.78%	0.36%	1.46%
MSCI World (Net) Index(3)(6)	11.76%	2.43%	2.31%
MSCI World Large Cap (Net) Index(4)(6)	10.04%	2.24%	1.50%
Lipper Global Large-Cap Core Funds Index(5)(6)	11.00%	3.43%	1.88%

(1)	Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Original Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Original Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Original Women’s Equity Fund and the Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.
(2)	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Original Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Original Women’s Equity Fund and the Global Women’s Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.
(3)	Effective January 1, 2012, the performance benchmark of the Women’s Equality Fund changed from the MSCI World Large Cap Index to the MSCI World Index. The Fund believes that the MSCI World Index better represents the investment strategies of the Women’s Equality Fund, which is not limited by market capitalization. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

(4)	The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. Performance for the MSCI World Large Cap Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.
(5)	The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper’s Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.
(6)	Unlike the Global Women’s Equality Fund, the MSCI World (Net) Index, the MSCI World Large Cap (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.